UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 28, 2015

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure

On August 28, 2015, Prudential Bancorp, Inc. (the "Company") issued a press release announcing the appointment by its wholly owned subsidiary Prudential Savings Bank (the "Bank"), of Douglas J.R. Smith to serve as Senior Vice President-Chief Lending Officer of the Bank, effective August 31, 2015. For additional information, reference is made to the Company's press release, dated August 28, 2015, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01             Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release announcing the appointment of Mr. Smith dated August 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC.

Date: August 28, 2015	By:	/s/Jack E. Rothkopf
Jack E. Rothkopf
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing the appointment of Mr. Smith dated August 28, 2015

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